Exhibit 10.43

EXECUTION COPY

FIRST AMENDMENT TO THE

TRANSFER AND ADMINISTRATION AGREEMENT

THIS FIRST AMENDMENT TO THE TRANSFER AND ADMINISTRATION AGREEMENT, dated as of May 14, 2009 (this “Amendment”), is entered into by and among (i) UNITED STATIONERS RECEIVABLES, LLC (the “SPV”), (ii) UNITED STATIONERS SUPPLY CO., as Originator (the “Originator”), (iii) UNITED STATIONERS FINANCIAL SERVICES LLC, as Seller (the “Seller”) and as Servicer (the “Servicer”), (iv) ENTERPRISE FUNDING COMPANY LLC, as a conduit investor (“Enterprise Funding”), (v) MARKET STREET FUNDING LLC, as a conduit investor (“Market Street”), (vi) BANK OF AMERICA, NATIONAL ASSOCIATION, as an Alternate Investor (an “Alternate Investor”) and Agent (the “Agent”) and (vii) PNC BANK, NATIONAL ASSOCIATION, as an Alternate Investor (an “Alternate Investor”).  Capitalized terms used and not otherwise defined herein are used as defined in the Transfer and Administration Agreement, including by reference therein, dated as of March 3, 2009 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Transfer Agreement”), among the SPV, the Originator, the Seller, the Alternate Investors party thereto, the Conduit Investors party thereto, the Class Agents party thereto and the Agent.

WHEREAS, the parties hereto desire to amend the Transfer Agreement in certain respects as provided herein;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are herby acknowledged, the parties hereto agree as follows:

SECTION 1.    Amendment to the Transfer Agreement.  Section 6.1(a)(ii) of the Transfer Agreement is hereby amended by inserting the following parenthetical immediately after the phrase “forty-five (45) days” therein:

“(and with respect to the SPV, Seller and Servicer, solely for the quarterly period ended March 31, 2009, within sixty (60) days)”

SECTION 2.    Representations and Warranties.

Each of the Originator, the SPV, the Seller and the Servicer hereby certifies that, subject to the effectiveness of this Amendment, each of the representations and warranties set forth in the Transfer Agreement is true and correct on the date hereof, as if each such representation and warranty were made on the date hereof.

SECTION 3.    Transfer Agreement in Full Force and Effect as Amended.

Except as specifically amended hereby, the Transfer Agreement shall remain in full force and effect.  All references to the Transfer Agreement shall be deemed to mean the Transfer Agreement as modified hereby.  The parties hereto agree to be bound by the terms and conditions of the Transfer Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

SECTION 4.    Consent of Performance Guarantor.

The Performance Guarantor hereby consents to the amendments to the Transfer Agreement set forth in this Amendment.

SECTION 5.    Miscellaneous.

5.1           This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.  This Amendment shall become effective upon the Agent’s receipt of counterparts of this Amendment, duly executed by all parties hereto (including the Performance Guarantor).

5.2           The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

5.3           This Amendment may not be amended or otherwise modified except as provided in the Transfer Agreement.

5.4           Any provision in this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.5           THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

UNITED STATIONERS RECEIVABLES, LLC

By:
Name:
Title:

UNITED STATIONERS SUPPLY CO., as Originator

By:
Name:
Title:

UNITED STATIONERS FINANCIAL SERVICES LLC, as Seller and as Servicer

By:
Name:
Title:

[signatures continued on next page]

BANK OF AMERICA, NATIONAL ASSOCIATION, as an Alternate Investor and Agent

By:
Name:
Title:

ENTERPRISE FUNDING, as a Conduit Investor

By:
Name:
Title:

[signatures continued on next page]

PNC BANK, NATIONAL ASSOCIATION, as an Alternate Investor

By:
Name:
Title:

MARKET STREET, as a Conduit Investor

By:
Name:
Title:

[signatures continued on next page]

Acknowledged and consented to by:

UNITED STATIONERS INC., as the Performance Guarantor

By:
Name:
Title:

[end of signatures]